Exhibit 10.1

INUVO, INC.

FORM OF INSIDER SUBSCRIPTION AGREEMENT
This Insider Subscription Agreement (this “Agreement”) is being delivered to you by Inuvo, Inc., a Nevada corporation (the “Company”) in connection with your subscription for shares of common stock (the “Shares”) of the Company at a purchase price per share set forth on the signature page hereto and in the aggregate purchase price set forth on the signature page hereto to be issued and sold to you by the Company. The Shares being subscribed for by you are being offered and sold by the Company in a transaction (the “Private Placement”) exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to exemptions available under Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated thereunder, for an offering up to an aggregate amount of $705,000. There is no minimum offering amount. All subscription proceeds for the sale of the Shares will be directly paid and immediately available to the Company. The proceeds from the Private Placement shall be used by the Company for general working capital at the discretion of the management of the Company.
1.SUBSCRIPTION AND PURCHASE PRICE.

(a)	Subscription. The undersigned hereby irrevocably subscribes for and agrees to purchase the Shares in the amount as indicated on the signature page hereof on the terms and conditions described herein.

(b)
Purchase of Shares. The undersigned understands and acknowledges that the purchase price and price per Share to be remitted to the Company in exchange for the Shares shall be as set forth on the signature page hereto (the “Purchase Price”). Payment of the Purchase Price shall be made by the undersigned, by: (1) certified or bank check made payable to “Inuvo, Inc.” or (2) wire transfer of immediately available funds pursuant to the wire instructions available upon request of the Company, or (3) a combination of (1) and (2) above.

2.    ACCEPTANCE AND CLOSING PROCEDURES.

(a)
Acceptance or Rejection. The undersigned understands and agrees that this subscription may be accepted or rejected by the Company, in whole or in part, in its sole and absolute discretion, and if accepted, the Shares purchased pursuant hereto will be issued only in the name of the undersigned as specified on the signature page of this Agreement. In the event of rejection of the Agreement by the Company, this Agreement shall thereafter have no force or effect, and the Company shall promptly return or cause to be returned to the undersigned the purchase price, without interest thereon or deduction therefrom.

(b)
Closing. On the closing date (the “Closing Date”), upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the undersigned agrees to purchase the Shares for the Purchase Price set forth on the signature page hereto. Upon satisfaction of the covenants and conditions set forth in Sections 2(d), the closing (the “Closing”) shall occur at the offices of Company or such other location as the parties shall mutually agree.

(c)	Closing Deliverables.
(i)    On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the undersigned the following:
(A)    this Agreement duly executed by the Company; and
(B)    a stock certificate or book entry confirmation representing the Shares.
(ii)    On or prior to the Closing Date, the undersigned shall deliver or cause to be delivered to the Company the following:
(A)    this Agreement duly executed by the undersigned; and
(B)    the Purchase Price in immediately available funds.
(d)    Closing Conditions.
(i)    The obligations of the Company hereunder in connection with the Closing are subject to the following obligations being met:
(A)    the accuracy in all material respects on the Closing Date of the representations and warranties of the undersigned contained herein;
(B)    all obligations, covenants and agreements of the undersigned required to be preformed at or prior to the Closing Date have been performed;
(C)    the delivery by the undersigned of the items set forth in Section 2(c)(ii) of this Agreement; and
(D)    receipt of the official notice from NYSE Regulation approving the Additional Listing Application for the Shares.
(ii)    The respective obligations of the undersigned herein in connection with the Closing are subject to the following conditions being met:
(A)    the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;
(B)    all obligations, covenants and agreements of the Company required to be preformed at or prior to the Closing Date have been performed; and
(C)    the delivery by the Company of the items set forth in Section 2(c)(i) of this Agreement.
3.    INVESTOR’S REPRESENTATIONS AND WARRANTIES.
The undersigned makes the following agreements, representations, declarations, acknowledgments and warranties to the Company in conjunction with the offer and sale of the Shares with the intent that they be relied upon in determining the undersigned’s suitability as a purchaser of the Shares:

(a)
The undersigned has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(b)
The undersigned acknowledges that the offer and sale of the Shares is intended to be exempt from registration under the Securities Act by virtue of Section 4(a)(2) of the Securities Act and the provisions of Regulation D and/or Rule 506(b) promulgated thereunder. In furtherance thereof, the undersigned represents and warrants as follows:

(i)
The undersigned is acquiring the Shares solely for the undersigned’s own beneficial account, for investment purposes, and not with a view to, or resale in connection with, any distribution of the Shares;

(ii)
The undersigned has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge all or any part of the Shares, for which the undersigned hereby subscribes, and the undersigned has no present plans or intentions to enter into any such contract, undertaking or arrangement;

(iii)
The undersigned has the financial ability to bear the economic risk of the undersigned’s investment, has adequate means for providing for the undersigned’s current needs and contingencies, and has no need for liquidity with respect to the undersigned’s investment in the Company; and

(iv)	The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares.

(c)	The undersigned is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

(d)
The undersigned has been provided access via the Securities and Exchange Commission (the “Commission”) public website at www.sec.gov with access to copies of the Company’s Annual Report on Form 10-K for the period ended December 31, 2018, the Company’s Quarterly Report for the period ended September 30, 2019 and the Company’s other filings with the Commission (collectively, the “SEC Reports”), and represents and warrants that he has read and reviewed these reports (including the “Risk Factors” contained therein), together with the Company’s other filings with the Commission. The undersigned acknowledges that the Company has made available to the undersigned or provided the undersigned the opportunity to review all SEC Reports and this Agreement, and has allowed the undersigned an opportunity to ask questions and receive answers thereto and to verify and clarify any information contained in the SEC Reports and this Agreement. The undersigned further acknowledges that the undersigned has received all information concerning the Company, the Company’s business, and all other information necessary for the undersigned to invest in the Company.

(e)
The undersigned is not relying on the Company with respect to economic considerations involved in this investment. The undersigned is capable of evaluating the merits and risks of an investment in the Shares as such are described in the SEC Reports.

(f)
The undersigned represents, warrants and agrees that he will not sell or otherwise transfer the Shares without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the undersigned must bear the economic risk of the purchase of the Shares because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the undersigned is aware that the Shares are “restricted securities” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and such securities may not be resold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that the Company is under no obligation to register the Shares on the undersigned’s behalf, or to assist the undersigned in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned understands that any sales or transfers of the Shares are further restricted by state securities laws and the provisions of this Agreement. The undersigned, further affirms that he is an “affiliate” of the Company as such term is defined under Rule 405 of the Securities Act, and acknowledges that he is subject to (i) additional restrictions on transfer of the Shares under the Securities Act and (ii) compliance with the Company’s insider trading policies as may be in effect from time to time.

(g)
No representations or warranties have been made to the undersigned by the Company or any of its officers, employees, agents, affiliates or subsidiaries, other than any representations contained herein and in the SEC Reports, and in subscribing for the Shares the undersigned is not relying upon any representations other than any contained herein or in the SEC Reports.

(h)
The undersigned understands and acknowledges that the undersigned’s purchase of the Shares is a speculative investment that involves a high degree of risk and the potential loss of the undersigned’s entire investment in the Shares and has reviewed the “risk factors” contained in the SEC Reports. The undersigned is able to bear the loss of the undersigned’s entire investment in the Shares.

(i)
The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

(j)
The undersigned should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The undersigned represents that the amounts invested by it in the Company were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.

(a)
The undersigned understands and agrees that the certificate(s) for the Shares shall bear substantially the following legend until (i) such securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective, or (ii) in the opinion of counsel for the Company, such securities may be sold without registration under the Securities Act as well as any applicable “blue sky” or state securities laws:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY INUVO, INC. WITH THE SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

(b)
The undersigned is not subject to any “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualifying Event”), except for a Disqualifying Event covered by Rule 506(d)(2) or (d)(3).

(c)
The undersigned acknowledges that the Company’s common stock is listed on the NYSE American LLC and that by accepting this Agreement the undersigned agrees with the Company to maintain in strict confidence all non-public information, including, but not limited to, the existence of the Private Placement and any other non-public information regarding the Company obtained from this Agreement and any other transaction document and/or from the Company and/or it authorized agents. The Company has caused these materials to be delivered to the undersigned in reliance upon such agreement and upon Rule 100(b)(2)(ii) of Regulation FD as promulgated by the Commission.

(d)
The undersigned has had the opportunity to review this Agreement and Shares with its own legal counsel and tax advisors. The undersigned is not relying on any statements or representations of the Company or its agents for legal or tax advice with respect to this Agreement or the Shares. The undersigned acknowledges his understanding that this Agreement was prepared at the request of the Company by Pearlman Law Group LLP, its counsel, and that such firm did not represent the undersigned in conjunction with this Agreement, the purchase and sale of the Shares or any of the related transactions. The undersigned, as further evidenced by his signature below, acknowledges that he has had the opportunity to obtain the advice of independent counsel of his choosing prior to his execution of this Agreement and that he has availed himself of this opportunity to the extent he deemed necessary and advisable.

(e)
The foregoing representations, warranties, and agreements shall survive the acceptance of this Agreement by the Company. The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of delivery of this Agreement and accompanying documents to the Company and shall survive such delivery.

4.    THE COMPANY’S REPRESENTATIONS AND WARRANTIES.
The Company hereby acknowledges, agrees with and represents and warrants to the undersigned, as follows:

(a)
The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the Company in accordance with its terms.

(b)	The Shares, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and nonassessable.

(c)
Neither the execution and delivery nor the performance of this Agreement by the Company will conflict with the Company’s Articles of Incorporation or Bylaws, or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound.

(d)	The SEC Reports have been made available to the undersigned via www.sec.gov.
5.    INDEMNITY.
The undersigned agrees to indemnify and hold harmless the Company and its officers and directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the undersigned, or the undersigned’s breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any of the foregoing in connection with this transaction.
6.    LEGENDS.
IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS AGREEMENT OR ANY OTHER DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.
7.    MISCELLANEOUS PROVISIONS.

(a)
Modification. Neither this Agreement nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(b)
Brokers and Finders. Each party acknowledges it has not engaged any brokers, finders or agents in connection with the Private Placement and the Company has not incurred nor will incur, directly or indirectly, as a result of the sale of the Shares, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the Private Placement.

(c)
Notices. Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth below using any other means (including personal delivery, expedited courier, messenger service, fax or ordinary mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient:

If to the Company:        500 President Clinton Boulevard
Suite 300
Little Rock, AR 72201
Attention: Wallace D. Ruiz, Chief Financial Officer
Email: Wallace.ruiz@inuvo.com

With a copy to:            Pearlman Law Group LLP
200 S. Andrews Avenue
Suite 901
Fort Lauderdale, FL 33301
Attention: Brian A. Pearlman, Esq.
Email: brian@pslawgroup.net

If to the subscriber:        To the address set forth below.

Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

(d)	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)
Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and assigns.

(f)	Assignability. This Agreement is not transferable or assignable by the undersigned. This Agreement shall be transferable or assignable by the Company.

(g)
Enforcement. This Agreement shall be governed by and construed in accordance with the laws of the State of Arkansas, without giving effect to conflicts of law principles. Any action with respect to the subject matter of this Agreement otherwise related to the undersigned’s investment in or ownership of the Company shall be litigated in the state or federal courts situated in Pulaski County, Arkansas, to which jurisdiction and venue all parties consent; any such action shall be by bench trial, with each party waiving its right to trial by jury to adjudicate the matter.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE
This Subscription Agreement is dated as of this 20th day of March, 2020 at (city) _____________________, (state) _______________.

Price Per Share: $0.175 Purchase Price: $___________________________

____________________________________________________________________________ Exact Name in Which Shares are to be Issued (Please Print)
Name (Please Print)	Name of Additional Purchaser
Address of Principal Residence	Address of Additional Purchaser
City, State and Zip Code	City, State and Zip Code
Country	Country
Social Security Number	Social Security Number
Telephone Number	Telephone Number
E-Mail (if available)	E-Mail (if available)
(Signature)	(Signature of Additional Purchaser)
ACCEPTANCE
This Subscription Agreement is accepted as of this 20th day of March, 2020 for the purchase of the Shares.
INUVO, INC.
By:
Wallace D. Ruiz, Chief Financial Officer